UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 6, 2017

Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(513) 459-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
As previously announced, on August 15, 2016, Cintas Corporation (“Cintas”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Cintas, G&K Services, Inc. (“G&K Services”) and Bravo Merger Sub, Inc., a wholly owned subsidiary of Cintas (“Merger Sub”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into G&K Services (the “Acquisition”). As a result of the Acquisition, Merger Sub will cease to exist, and G&K Services will survive as a wholly owned subsidiary of Cintas. Under the terms of the Merger Agreement, G&K Services shareholders will receive $97.50 per share in cash for each outstanding share of common stock held. The parties’ obligations to complete the Acquisition are conditioned upon (i) the receipt of antitrust approvals in the United States and Canada and (ii) certain other customary closing conditions.
This Form 8-K is being filed to provide the consolidated financial statements of G&K Services and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The following audited consolidated financial statements and supplementary data of G&K Services are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Consolidated Statements of Operations for the fiscal years ended July 2, 2016, June 27, 2015 and June 28, 2014;

•	Consolidated Statements of Comprehensive Income for the fiscal years ended July 2, 2016, June 27, 2015 and June 28, 2014;

•	Consolidated Balance Sheets as of July 2, 2016 and June 27, 2015;

•	Consolidated Statements of Stockholders’ Equity for the fiscal years ended July 2, 2016, June 27, 2015 and June 28, 2014;

•	Consolidated Statements of Cash Flows for the fiscal years ended July 2, 2016, June 27, 2015 and June 28, 2014;

•	Notes to the Consolidated Financial Statements;

•	Report of Independent Registered Public Accounting Firm; and

•	Item 9A of G&K Services’ Annual Report on Form 10-K for the year ended July 2, 2016.

The following unaudited condensed consolidated financial statements and supplementary data of G&K Services are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Consolidated Statements of Operations for the three and six months ended December 31, 2016 and December 26, 2015;

•	Condensed Consolidated Statements of Comprehensive Income for the three and six months ended December 31, 2016 and December 26, 2015;

•	Condensed Consolidated Balance Sheets as of December 31, 2016 and July 2, 2016;

•	Condensed Consolidated Statements of Stockholders’ Equity for the six months ended December 31, 2016;

•	Condensed Consolidated Statements of Cash Flows for the six months ended December 31, 2016 and December 26, 2015; and

•	Notes to the Condensed Consolidated Financial Statements.
(b) Pro forma financial information.

The following unaudited pro forma condensed consolidated financial information is based on the historical financial information of Cintas and G&K Services and has been prepared to reflect the proposed Acquisition and related financing transactions, is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended May 31, 2016;

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended November 30, 2016;

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 2016; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Cintas’ unaudited pro forma computation of ratio of earnings to fixed charges giving effect to the Acquisition is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP

99.1
G&K Services, Inc. Audited Consolidated Financial Statements as of July 2, 2016 and June 27, 2015 and for Each of the Fiscal Years Ended July 2, 2016, June 27, 2015 and June 28, 2014, including Item 9A of G&K Services, Inc.’s Annual Report on Form 10-K for the Year Ended July 2, 2016

99.2
G&K Services, Inc. Unaudited Condensed Consolidated Financial Statements as of December 31, 2016 and December 26, 2015 and for Each of the Three and Six Month Periods ended December 31, 2016 and December 26, 2015

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

99.4	Unaudited Pro Forma Computation of Ratios of Earnings to Fixed Charges

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 6, 2017

CINTAS CORPORATION

By:	/s/ J. Michael Hansen
J. Michael Hansen
Sr. Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP

99.1
G&K Services, Inc. Audited Consolidated Financial Statements as of July 2, 2016 and June 27, 2015 and for Each of the Fiscal Years Ended July 2, 2016, June 27, 2015 and June 28, 2014, including Item 9A of G&K Services, Inc.’s Annual Report on Form 10-K for the Year Ended July 2, 2016

99.2
G&K Services, Inc. Unaudited Condensed Consolidated Financial Statements as of December 31, 2016 and December 26, 2015 and for Each of the Three and Six Month Periods ended December 31, 2016 and December 26, 2015

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

99.4	Unaudited Pro Forma Computation of Ratios of Earnings to Fixed Charges